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Exhibit 10.37

                                  AMENDMENT TO
                           FORBEARANCE AND STIPULATED
                        CONFESSION OF JUDGMENT AGREEMENT

         This Amendment to Forbearance and Stipulated Confession of Judgment Agreement (:Agreement") made and entered into as of January 31, 2003, by and between Ryer Industries, LLC, a Delaware limited liability Company ("Borrower") and Planet Polymer Technologies, Inc., a California corporation ("Lender");

WHEREAS, the Borrower and the Lender have heretofore executed a certain Forbearance and Stipulated Confession of Judgment Agreement ("Agreement") as of October 25, 2002; and

         WHEREAS, the Borrower and the Lender desire to amend said Agreement;

         NOW THEREFORE, the Borrower and the Lender hereby amend said agreement to set forth the payments to be made by Borrower to Lender after January 31, 2003 by deleting the dates and amounts set forth in Section 2 of said Agreement and substituting the following:

2-01-03      $20,000
3-01-03      $20,000
4-01-03      $20,000
5-01-03      $20,000
6-01-03      $20,000
7-01-03      $20,000

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the ____, day of January, 2003.

BORROWER:                                  LENDER:

Ryer Industries, LLC,                      Planet Polymer Technologies, Inc.,
a Delaware limited liability company       a California corporation

By: _____________________________          By: _________________________________

Its: Manager                               Its: ________________________________